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                                                                   EXHIBIT 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-57053 and 33-60157.


                                       /s/ ARTHUR ANDERSEN LLP

                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 21, 1996